UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	09/30

Date of reporting period:	09/30/09

ITEM 1.           REPORT TO STOCKHOLDERS

  SEPTEMBER 30, 2009

Annual Report to Shareholders

DWS Small Cap Growth Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Review

13 Portfolio Summary

15 Investment Portfolio

20 Financial Statements

24 Financial Highlights

29 Notes to Financial Statements

37 Report of Independent Registered Public Accounting Firm

38 Tax Information

39 Investment Management Agreement Approval

44 Summary of Management Fee Evaluation by Independent Fee Consultant

49 Board Members and Officers

53 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Please read the fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary September 30, 2009

Average Annual Total Returns as of 9/30/09
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	-12.51%	-10.16%	-2.66%	0.43%
Class B	-13.25%	-10.85%	-3.41%	-0.32%
Class C	-13.25%	-10.85%	-3.41%	-0.32%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	-17.54%	-11.91%	-3.81%	-0.16%
Class B (max 4.00% CDSC)	-15.76%	-11.38%	-3.56%	-0.32%
Class C (max 1.00% CDSC)	-13.25%	-10.85%	-3.41%	-0.32%
No Sales Charges					Life of Class S and Institutional Class*
Class S	-12.38%	-9.95%	N/A	N/A	-4.98%
Institutional Class	-12.26%	-9.92%	N/A	N/A	-4.96%
Russell 2000® Growth Index+	-6.32%	-2.60%	2.91%	1.10%	0.06%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Class S and Institutional Class shares commenced operations on December 20, 2004. Index returns began on December 31, 2004.

Performance of the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they did.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2009 are 1.35%, 2.32%, 2.19%, 1.18% and 0.99% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A, B and C shares for the period prior to their inception on June 28, 2002 are derived from the historical performance of Investment Class shares of DWS Small Cap Growth Fund during the period and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance. On October 20, 2006, Investment Class shares merged into Class S shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Small Cap Growth Fund — Class A [] Russell 2000 Growth Index+

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Russell 2000 Growth Index is an unmanaged, capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, Amex and Nasdaq.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 9/30/09	$ 15.26	$ 14.34	$ 14.34	$ 15.45	$ 15.47
9/30/08	$ 18.05	$ 17.14	$ 17.14	$ 18.24	$ 18.24
Distribution Information: Twelve Months as of 9/30/09: Capital Gain Distributions	$ .39	$ .39	$ .39	$ .39	$ .39
Lipper Rankings — Small-Cap Growth Funds Category as of 9/30/09
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	467	of	568	83
3-Year	459	of	489	94
5-Year	385	of	404	96
Class B 1-Year	500	of	568	88
3-Year	465	of	489	95
5-Year	394	of	404	98
Class C 1-Year	500	of	568	88
3-Year	465	of	489	95
5-Year	394	of	404	98
Class S 1-Year	461	of	568	82
3-Year	456	of	489	94
Institutional Class 1-Year	454	of	568	80
3-Year	454	of	489	93

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2009 to September 30, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2009
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 4/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/09	$ 1,453.30	$ 1,448.50	$ 1,447.00	$ 1,454.80	$ 1,455.30
Expenses Paid per $1,000*	$ 7.69	$ 12.28	$ 12.27	$ 6.15	$ 6.16
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 4/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/09	$ 1,018.80	$ 1,015.04	$ 1,015.04	$ 1,020.05	$ 1,020.05
Expenses Paid per $1,000*	$ 6.33	$ 10.10	$ 10.10	$ 5.06	$ 5.06
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Small Cap Growth Fund	1.25%	2.00%	2.00%	1.00%	1.00%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Small Cap Growth Fund: A Team Approach to Investing

Deutsche Investment Management America Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Small Cap Growth Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Joseph Axtell, CFA

Portfolio Manager

Rafaelina M. Lee

Portfolio Manager

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

The past 12 months saw two starkly contrasting periods of stock market performance. The period from October 2008 through February 2009 was as difficult as we have seen in the recent history of the financial markets. During that time, all segments of the stock market were down significantly — growth stocks, value stocks, and large and small caps, as well as commodity-related issues. Much of the turbulence can be traced back to the housing crisis and the extreme buildup of debt among US banks, businesses and consumers. The dissolution of Lehman Brothers in September 2008 brought the crisis to a head, sending the global economy into the worst recession since the end of World War II. However, the US Federal Reserve Board (the Fed) and the US government mounted a wide-scale response to the financial and economic crises, lowering interest rates significantly and creating lending facilities in an attempt to restore credit flows among banks and businesses.

On March 9, 2009, the stock market hit its most recent low point, and then began to turn around as some economic data that was characterized as "less negative" caught the attention of investors. In particular, market watchers registered some hope regarding manufacturing data, and even consumer confidence began to move in a more positive direction. In late March, we began to purchase more economically sensitive issues in areas such as industrials (machinery/construction companies, electrical equipment, commercial aerospace, trucking) and commodity-related stocks (oil & gas exploration and production, coal, metals/mining), which had been badly beaten down. Over the months from March through September 2009, a strong market rally took shape, as manufacturing activity continued to pick up and second-quarter gross domestic product (GDP, the value of all goods and services produced in the economy), though still low, was much improved over the previous quarter. In addition, investors were encouraged by the fact that more and more companies were finding a way to access financing, whether through banks or by issuing equity or debt. Several "green shoots" indicating preliminary economic recovery materialized throughout the past six months, supportive of a more hospitable investment climate in the coming year.

For its most recent fiscal year ended September 30, 2009, Class A shares of DWS Small Cap Growth Fund returned -12.51% (unadjusted for sales charges), underperforming the Russell 2000® Growth Index return of -6.32% and the Lipper Small-Cap Growth Funds returned an average of -5.01%.1,2 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for complete performance information.)

The fund's investment process continues to maintain a long-term perspective and a disciplined, fundamental approach to identifying quality small-cap growth stocks. We conduct rigorous research to identify compelling opportunities and to build a well-diversified portfolio. We believe that bottom-up research and strategic allocation across the "four building blocks of growth" (stable growth, growth at value prices, high/explosive growth and growth with a catalyst) can lead to attractive risk-adjusted returns, because this approach strategically seeks to balance growth against risk in the portfolio. Apart from analyzing company fundamentals, we also use a qualitative scoring system to rank candidates for the portfolio by management quality, competitive positioning, earnings stability and other factors.

Positive Contributors to Fund Performance

For the period, positive sector contributions to the fund's stock selection came from industrials, consumer staples, energy and financials. Sector allocation had a neutral to slightly positive effect on performance for the 12-month period.

The top individual security-level contributors to relative performance during the period included Green Mountain Coffee Roasters, Inc., Netlogic Microsystems, Inc. and VanceInfo Technologies, Inc. Green Mountain Coffee Roasters, Inc., a consumer staples company engaged in the specialty coffee industry, continues to benefit from consumers' growing adoption of their single-serve coffee systems, which generate a high recurring revenue stream. Netlogic Microsystems, Inc., which produces communications processors used in routers and switches, benefited from strong demand for their knowledge-based processors. And VanceInfo Technologies, Inc., a leading offshore software development company, is profiting from the trend toward information technology outsourcing.

Negative Contributors to Fund Performance

During the 12-month period, negative sector contributions to stock selection came from health care, consumer discretionary, information technology and materials. The largest individual detractors from performance on a company level included Psychiatric Solutions, Inc., Guess?, Inc. and Wellcare Health Plans, Inc.* In the case of Psychiatric Solutions, Inc., a provider of inpatient behavioral health care services, the company suffered through quality, safety and risk management issues at two of its facilities. We have trimmed the fund's holdings in the stock, but still believe that the firm is positioned for future growth. Guess?, Inc., a specialty retailer from the consumer discretionary sector that designs, distributes and licenses casual apparel and accessories, was impacted early in the period as investors were concerned about the health of the global consumer in the wake of the downturn in housing prices as well as rising unemployment. The company has taken measures to cut costs, and the fund now holds a smaller position in the stock. Wellcare Health Plans, Inc.,* a provider of managed care services exclusively to government- sponsored health care programs, saw its business continue to deteriorate as an ongoing Department of Justice investigation and other litigation dragged on, making a resolution on the legal front, and therefore a sale of the company, unlikely.

Outlook and Positioning

Cyclical US economic recoveries are normally supported by a rebound in housing, consumer spending on durable goods, higher full-time employment rates and a strong inventory restocking cycle. Modest improvement in some of the above data over the past few months has offered investors a sense of cautious optimism. In fact, the leading manufacturing and consumer confidence indices are back above pre-Lehman Brothers bankruptcy levels, an encouraging sign and a signal that the investment climate could be more hospitable in the coming months. We believe that positive momentum for stocks should continue into 2010, supported by an improved economic climate. We also believe that higher-quality growth stocks, which have thus far trailed riskier, non-earning and highly leveraged issues, will reemerge. Of course, risks remain — mounting US unemployment in particular — causing some investors to worry that the slight economic upturn may not prove to be as strong as hoped.

Historically, small-cap stocks typically underperform during a recession, as these stocks tend to reflect downward revisions to earnings and higher equity risk premiums more quickly than other capitalization sizes, due to their limited trading liquidity and access to capital. However, small-cap stocks generally outperform coming out of a recession. Of course, past performance does not guarantee future results. At present, in our view, valuations for small-cap growth companies still appear attractive, as an improving economy would seem to support more visible earnings growth next year. In addition, declining volatility and already lowered earnings expectations could set the stage for small-cap outperformance in 2010.

1 The Russell 2000 Growth Index is an unmanaged, capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lipper Small-Cap Growth Funds category includes portfolios that invest at least 75% of equity assets in companies with market capitalizations less than 300% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These portfolios typically have above-average price-to-earnings ratios and price-to-book ratios compared with the S&P SmallCap 600 Index. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.
* Not held in the portfolio as of September 30, 2009.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	9/30/09	9/30/08

Common Stocks	98%	98%
Cash Equivalents	2%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks and Warrants)	9/30/09	9/30/08

Information Technology	26%	32%
Health Care	22%	13%
Industrials	15%	11%
Consumer Discretionary	15%	23%
Energy	8%	9%
Financials	7%	8%
Consumer Staples	5%	4%
Materials	2%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at September 30, 2009 (17.9% of Net Assets)
1. Netlogic Microsystems, Inc. Designs and markets high-performance knowledge-based processors	2.1%
2. Itron, Inc. Manufacturer of meter-reading instruments for utilities	2.0%
3. Thoratec Corp. Producer of health care equipment and supplies	1.9%
4. CyberSource Corp. Develops and provides real-time or on-demand e-commerce transaction services	1.9%
5. Guess?, Inc. Designer, developer and marketer of apparel and related consumer products	1.8%
6. True Religion Apparel, Inc. Designs, manufactures, markets, distributes, and sells jeans and other apparel	1.8%
7. EXCO Resources, Inc. Explores for oil and natural gas	1.7%
8. Taleo Corp. Provider of enterprise staffing management solutions	1.6%
9. Green Mountain Coffee Roasters, Inc. Roasts Arabica coffees and offers various coffee selections	1.6%
10. Alexion Pharmaceuticals, Inc. Developer of immunoregulatory compounds	1.5%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2009

	Shares	Value ($)

Common Stocks 98.6%
Consumer Discretionary 14.5%
Auto Components 0.5%
Gentex Corp.	31,000	438,650
Diversified Consumer Services 1.4%
Capella Education Co.* (a)	16,200	1,090,908
Hotels Restaurants & Leisure 2.5%
Buffalo Wild Wings, Inc.* (a)	25,590	1,064,800
Burger King Holdings, Inc.	22,300	392,257
Red Robin Gourmet Burgers, Inc.* (a)	27,700	565,634
		2,022,691
Media 0.5%
Cinemark Holdings, Inc.	37,000	383,320
Specialty Retail 7.8%
Advance Auto Parts, Inc.	26,000	1,021,280
Children's Place Retail Stores, Inc.* (a)	36,700	1,099,532
DSW, Inc. "A"*	58,900	940,633
Guess?, Inc.	40,400	1,496,416
hhgregg, Inc.* (a)	38,900	658,966
Urban Outfitters, Inc.*	38,300	1,155,511
		6,372,338
Textiles, Apparel & Luxury Goods 1.8%
True Religion Apparel, Inc.* (a)	56,000	1,452,080
Consumer Staples 4.7%
Food & Staples Retailing 0.8%
Casey's General Stores, Inc.	21,700	680,946
Food Products 2.7%
American Italian Pasta Co. "A"*	12,600	342,468
Darling International, Inc.*	77,200	567,420
Green Mountain Coffee Roasters, Inc.* (a)	17,400	1,284,816
		2,194,704
Personal Products 1.2%
Chattem, Inc.* (a)	14,300	949,663
Energy 7.9%
Energy Equipment & Services 1.3%
Dril-Quip, Inc.*	20,700	1,027,548
Oil, Gas & Consumable Fuels 6.6%
BPZ Resources, Inc.* (a)	166,400	1,251,328
Carrizo Oil & Gas, Inc.* (a)	42,240	1,034,457
Concho Resources, Inc.*	22,300	809,936
EXCO Resources, Inc.*	74,610	1,394,461
Goodrich Petroleum Corp.* (a)	33,700	869,797
		5,359,979
Financials 6.8%
Capital Markets 3.7%
Duff & Phelps Corp. "A"	42,400	812,384
Riskmetrics Group, Inc.* (a)	45,900	671,058
Stifel Financial Corp.*	13,700	752,130
Waddell & Reed Financial, Inc. "A"	26,900	765,305
		3,000,877
Commercial Banks 0.7%
PrivateBancorp., Inc. (a)	23,200	567,472
Consumer Finance 0.9%
Dollar Financial Corp.*	48,700	780,174
Diversified Financial Services 1.5%
Portfolio Recovery Associates, Inc.* (a)	26,790	1,214,391
Health Care 21.6%
Biotechnology 4.3%
Alexion Pharmaceuticals, Inc.*	28,500	1,269,390
BioMarin Pharmaceutical, Inc.* (a)	29,500	533,360
Human Genome Sciences, Inc.* (a)	24,000	451,680
Myriad Genetics, Inc.*	27,800	761,720
Talecris Biotherapeutics Holdings Corp.*	3,100	58,900
United Therapeutics Corp.* (a)	8,600	421,314
		3,496,364
Health Care Equipment & Supplies 5.6%
Hologic, Inc.*	52,300	854,582
Masimo Corp.* (a)	33,000	864,600
NuVasive, Inc.* (a)	21,900	914,544
Thoratec Corp.*	50,700	1,534,689
Wright Medical Group, Inc.*	22,400	400,064
		4,568,479
Health Care Providers & Services 5.4%
AMERIGROUP Corp.* (a)	31,000	687,270
Genoptix, Inc.* (a)	34,100	1,185,998
Gentiva Health Services, Inc.*	22,400	560,224
MEDNAX, Inc.*	15,000	823,800
Psychiatric Solutions, Inc.* (a)	41,900	1,121,244
		4,378,536
Health Care Technology 0.8%
Cerner Corp.* (a)	8,800	658,240
Life Sciences Tools & Services 2.6%
Covance, Inc.*	10,400	563,160
ICON PLC (ADR)*	35,600	871,844
Illumina, Inc.* (a)	15,100	641,750
		2,076,754
Pharmaceuticals 2.9%
Flamel Technologies SA (ADR)* (a)	36,319	317,791
MiddleBrook Pharmaceuticals, Inc.* (a)	218,300	251,045
Mylan, Inc.* (a)	58,100	930,181
Par Pharmaceutical Companies, Inc.*	41,800	899,118
		2,398,135
Industrials 15.1%
Aerospace & Defense 1.2%
BE Aerospace, Inc.*	48,840	983,638
Construction & Engineering 0.6%
MYR Group, Inc.*	22,600	476,634
Electrical Equipment 6.2%
A-Power Energy Generation Systems Ltd.* (a)	63,100	679,587
A123 Systems, Inc.* (a)	10,600	225,992
AZZ, Inc.* (a)	23,200	931,944
Baldor Electric Co. (a)	33,800	924,092
General Cable Corp.*	23,600	923,940
Polypore International, Inc.* (a)	67,300	868,843
Yingli Green Energy Holding Co., Ltd. (ADR)* (a)	38,300	477,218
		5,031,616
Machinery 2.9%
Badger Meter, Inc. (a)	23,000	889,870
RBC Bearings, Inc.*	32,100	748,893
Terex Corp.* (a)	35,300	731,769
		2,370,532
Professional Services 1.8%
FTI Consulting, Inc.* (a)	21,500	916,115
TrueBlue, Inc.*	41,300	581,091
		1,497,206
Road & Rail 1.6%
Genesee & Wyoming, Inc. "A"*	21,300	645,816
Knight Transportation, Inc.	38,800	651,064
		1,296,880
Trading Companies & Distributors 0.8%
United Rentals, Inc.*	61,300	631,390
Information Technology 25.3%
Communications Equipment 0.8%
Polycom, Inc.*	24,200	647,350
Computers & Peripherals 0.9%
Lexmark International, Inc. "A"*	33,000	710,820
Electronic Equipment, Instruments & Components 2.0%
Itron, Inc.* (a)	25,070	1,607,990
Internet Software & Services 3.8%
Digital River, Inc.*	19,600	790,272
LogMeIn, Inc.*	40,500	741,555
MercadoLibre, Inc.*	19,900	765,354
Omniture, Inc.*	37,200	797,568
		3,094,749
IT Services 3.9%
CyberSource Corp.* (a)	90,900	1,515,303
Forrester Research, Inc.*	37,900	1,009,656
iGATE Corp.	9,300	79,794
ManTech International Corp. "A"*	12,700	598,932
		3,203,685
Semiconductors & Semiconductor Equipment 5.5%
Atheros Communications* (a)	40,100	1,063,853
Cavium Networks, Inc.* (a)	43,650	937,165
Microsemi Corp.*	49,400	780,026
Netlogic Microsystems, Inc.* (a)	37,300	1,678,500
		4,459,544
Software 8.4%
ArcSight, Inc.*	43,500	1,047,045
Blackboard, Inc.*	24,200	914,276
Concur Technologies, Inc.*	23,500	934,360
Epicor Software Corp.*	70,800	450,996
FalconStor Software, Inc.*	167,140	830,686
Rosetta Stone, Inc.* (a)	17,900	410,984
Taleo Corp. "A"* (a)	57,700	1,306,328
VanceInfo Technologies, Inc. (ADR)*	46,700	907,848
		6,802,523
Materials 2.3%
Containers & Packaging 0.4%
Silgan Holdings, Inc.	6,600	348,018
Metals & Mining 1.9%
Commercial Metals Co.	51,600	923,640
Thompson Creek Metals Co., Inc.*	31,000	374,170
Vista Gold Corp.*	86,200	205,156
		1,502,966
Telecommunication Services 0.4%
Wireless Telecommunication Services
Syniverse Holdings, Inc.*	18,800	329,000
Total Common Stocks (Cost $65,586,989)		80,106,790

Warrants 0.0%
Information Technology
Lantronix, Inc., Expiration Date 2/9/2011* (Cost $0)	865	24

Securities Lending Collateral 36.5%
Daily Assets Fund Institutional, 0.29% (b) (c) (Cost $29,684,365)	29,684,365	29,684,365

Cash Equivalents 2.4%
Cash Management QP Trust, 0.18% (b) (Cost $1,935,462)	1,935,462	1,935,462
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $97,206,816)+	137.5	111,726,641
Other Assets and Liabilities, Net	(37.5)	(30,464,379)
Net Assets	100.0	81,262,262
* Non-income producing security.
+ The cost for federal income tax purposes was $97,932,268. At September 30, 2009, net unrealized appreciation for all securities based on tax cost was $13,794,373. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $16,904,867 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,110,494.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at September 30, 2009 amounted to $28,835,735, which is 35.5% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks and/or Other Equity Investments (d)	$ 80,106,790	$ —	$ 24	$ 80,106,814
Short-Term Investments (d)	29,684,365	1,935,462	—	31,619,827
Total	$ 109,791,155	$ 1,935,462	$ 24	$ 111,726,641
(d) See Investment Portfolio for additional detailed categorizations.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value at September 30, 2009:

Common Stocks and/or Other Equity Investments
Balance as of September 30, 2008	$ 19
Net realized gain (loss)	—
Change in unrealized appreciation (depreciation)	5
Amortization premium/discount	—
Net purchases (sales)	—
Net transfers in (out) of Level 3	—
Balance as of September 30, 2009	$ 24
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2009	$ 5

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2009
Assets
Investments: Investments in securities, at value (cost $65,586,989) — including $28,835,735 of securities loaned	$ 80,106,814
Investment in Daily Assets Fund Institutional (cost $29,684,365)*	29,684,365
Investment in Cash Management QP Trust (cost $1,935,462)	1,935,462
Total investments, at value (cost $97,206,816)	111,726,641
Cash	533
Receivable for investments sold	246,198
Receivable for Fund shares sold	53,785
Interest receivable	23,167
Dividends receivable	12,863
Due from Advisor	4,119
Other assets	41,043
Total assets	112,108,349
Liabilities
Payable upon return of securities loaned	29,684,365
Payable for investments purchased	677,915
Payable for Fund shares redeemed	178,187
Accrued management fee	17,648
Other accrued expenses and payables	287,972
Total liabilities	30,846,087
Net assets, at value	$ 81,262,262
Net Assets Consist of
Accumulated net investment loss	(11,206)
Net unrealized appreciation (depreciation) on investments	14,519,825
Accumulated net realized gain (loss)	(56,037,946)
Paid-in capital	122,791,589
Net assets, at value	$ 81,262,262

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2009 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($29,066,515 ÷ 1,904,509 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 15.26
Maximum offering price per share (100 ÷ 94.25 of $15.26)	$ 16.19
Class B Net Asset Value, offering and redemption price(a) per share ($1,094,684 ÷ 76,350 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 14.34

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($4,346,318 ÷ 303,084 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 14.34
Class S Net Asset Value, offering and redemption price(a) per share ($43,855,220 ÷ 2,838,005 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 15.45
Institutional Class Net Asset Value, offering and redemption price(a) per share ($2,899,525 ÷ 187,446 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 15.47

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2009
Investment Income
Income: Dividends	$ 201,851
Interest — Cash Management QP Trust	24,985
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	258,906
Total Income	485,742
Expenses: Management fee	461,335
Administration fee	70,974
Services to shareholders	250,102
Distribution and service fees	98,730
Registration fees	63,213
Custodian fee	11,222
Reports to shareholders	22,122
Trustees' fees and expenses	2,586
Audit and tax fees	69,807
Legal fees	13,423
Other	3,313
Total expenses before expense reductions	1,066,827
Expense reductions	(250,193)
Total expenses after expense reductions	816,634
Net investment income (loss)	(330,892)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(37,732,319)
Increase from payments by affiliates (see Note G)	533
(37,731,786)
Change in net unrealized appreciation (depreciation)	18,874,723
Net gain (loss)	(18,857,063)
Net increase (decrease) in net assets resulting from operations	$ (19,187,955)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2009	2008
Operations: Net investment income (loss)	$ (330,892)	$ (957,002)
Net realized gain (loss)	(37,731,786)	13,770,493
Change in net unrealized appreciation (depreciation)	18,874,723	(108,911,330)
Net increase (decrease) in net assets resulting from operations	(19,187,955)	(96,097,839)
Distributions to shareholders from: Net realized gains: Class A	(757,033)	(813,099)
Class B	(42,223)	(59,718)
Class C	(113,846)	(129,784)
Class S	(1,275,530)	(2,702,500)
Institutional Class	(112,765)	(1,487,993)
Total distributions	(2,301,397)	(5,193,094)
Fund share transactions: Proceeds from shares sold	17,400,083	55,305,267
Reinvestment of distributions	1,971,440	4,837,476
Cost of shares redeemed	(32,049,774)	(234,117,689)
Redemption fees	6,651	18,600
Net increase (decrease) in net assets from Fund share transactions	(12,671,600)	(173,956,346)
Increase (decrease) in net assets	(34,160,952)	(275,247,279)
Net assets at beginning of period	115,423,214	390,670,493
Net assets at end of period (including accumulated net investment loss of $11,206 and $0, respectively)	$ 81,262,262	$ 115,423,214

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 18.05	$ 26.32	$ 23.60	$ 24.96	$ 21.29
Income (loss) from investment operations: Net investment income (loss)[a]	(.07)	(.11)	(.18)	(.23)[c]	(.25)
Net realized and unrealized gain (loss)	(2.33)	(7.80)	4.51	.83	4.09
Total from investment operations	(2.40)	(7.91)	4.33	.60	3.84
Less distributions from: Net realized gains	(.39)	(.36)	(1.61)	(1.96)	(.17)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 15.26	$ 18.05	$ 26.32	$ 23.60	$ 24.96
Total Return (%)[b]	(12.51)	(30.40)	19.08	2.20[c,d]	17.91
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	29	38	59	87	80
Ratio of expenses before expense reductions (%)	1.54	1.35	1.37	1.42	1.37
Ratio of expenses after expense reductions (%)	1.25	1.25	1.25	1.29	1.25
Ratio of net investment income (loss) (%)	(.57)	(.52)	(.73)	(.91)[c]	(1.03)
Portfolio turnover rate (%)	95	82	64[e]	74	119
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.03% lower.
[d] The Fund realized a gain of $92,403 on the disposal of an investment not adhering to the Fund's investment restrictions. Excluding this gain, total return would have been 0.02% lower.
[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Amount is less than $.005.

Class B Years Ended September 30,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 17.14	$ 25.18	$ 22.81	$ 24.36	$ 20.94
Income (loss) from investment operations: Net investment income (loss)[a]	(.15)	(.26)	(.35)	(.40)[c]	(.42)
Net realized and unrealized gain (loss)	(2.26)	(7.42)	4.33	.81	4.01
Total from investment operations	(2.41)	(7.68)	3.98	.41	3.59
Less distributions from: Net realized gains	(.39)	(.36)	(1.61)	(1.96)	(.17)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 14.34	$17.14	$ 25.18	$22.81	$ 24.36
Total Return (%)[b]	(13.25)	(30.89)	18.20	1.38[c,d]	17.06
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	2	5	6	8
Ratio of expenses before expense reductions (%)	2.71	2.32	2.26	2.24	2.11
Ratio of expenses after expense reductions (%)	2.00	2.00	2.00	2.04	2.00
Ratio of net investment income (loss) (%)	(1.32)	(1.27)	(1.48)	(1.66)[c]	(1.78)
Portfolio turnover rate (%)	95	82	64[e]	74	119
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.04% lower.
[d] The Fund realized a gain of $92,403 on the disposal of an investment not adhering to the Fund's investment restrictions. Excluding this gain, total return would have been 0.02% lower.
[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Amount is less than $.005.

Class C Years Ended September 30,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 17.14	$ 25.19	$ 22.81	$ 24.36	$ 20.94
Income (loss) from investment operations: Net investment income (loss)[a]	(.15)	(.26)	(.35)	(.40)[c]	(.42)
Net realized and unrealized gain (loss)	(2.26)	(7.43)	4.34	.81	4.01
Total from investment operations	(2.41)	(7.69)	3.99	.41	3.59
Less distributions from: Net realized gains	(.39)	(.36)	(1.61)	(1.96)	(.17)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 14.34	$ 17.14	$ 25.19	$ 22.81	$ 24.36
Total Return (%)[b]	(13.25)	(30.92)	18.25	1.38[c,d]	17.06
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	5	9	9	10
Ratio of expenses before expense reductions (%)	2.45	2.19	2.16	2.11	2.10
Ratio of expenses after expense reductions (%)	2.00	2.00	2.00	2.04	2.00
Ratio of net investment income (loss) (%)	(1.32)	(1.27)	(1.48)	(1.66)[c]	(1.78)
Portfolio turnover rate (%)	95	82	64[e]	74	119
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.03% lower.
[d] The Fund realized a gain of $92,403 on the disposal of an investment not adhering to the Fund's investment restrictions. Excluding this gain, total return would have been 0.02% lower.
[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Amount is less than $.005.

Class S Years Ended September 30,	2009	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 18.24	$ 26.52	$ 23.71	$ 25.01	$ 23.88
Income (loss) from investment operations: Net investment income (loss)[b]	(.04)	(.06)	(.12)	(.17)[d]	(.15)
Net realized and unrealized gain (loss)	(2.36)	(7.86)	4.54	.83	1.28
Total from investment operations	(2.40)	(7.92)	4.42	.66	1.13
Less distributions from: Net realized gains	(.39)	(.36)	(1.61)	(1.96)	—
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 15.45	$ 18.24	$ 26.52	$ 23.71	$ 25.01
Total Return (%)[c]	(12.38)	(30.23)	19.43	2.41[d,e]	4.73**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44	66	202	68	79
Ratio of expenses before expense reductions (%)	1.34	1.18	1.12	1.21	1.12*
Ratio of expenses after expense reductions (%)	1.00	1.00	1.00	1.03	1.00*
Ratio of net investment income (loss) (%)	(.32)	(.27)	(.48)	(.65)[d]	(.78)*
Portfolio turnover rate (%)	95	82	64[f]	74	119
[a] For the period December 20, 2004 (commencement of operations of Class S shares) to September 30, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.04% lower.
[e] The Fund realized a gain of $92,403 on the disposal of an investment not adhering to the Fund's investment restrictions. Excluding this gain, total return would have been 0.02% lower.
[f] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended September 30,	2009	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 18.24	$ 26.56	$ 23.71	$ 25.01	$ 23.88
Income (loss) from investment operations: Net investment income (loss)[b]	(.04)	(.06)	(.10)	(.16)[d]	(.15)
Net realized and unrealized gain (loss)	(2.34)	(7.90)	4.56	.82	1.28
Total from investment operations	(2.38)	(7.96)	4.46	.66	1.13
Less distributions from: Net realized gains	(.39)	(.36)	(1.61)	(1.96)	—
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 15.47	$ 18.24	$ 26.56	$ 23.71	$ 25.01
Total Return (%)	(12.26)[c]	(30.31)	19.57	2.41[c,d,e]	4.73c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	5	116	5	4
Ratio of expenses before expense reductions (%)	1.75	.99	.91	1.10	1.12*
Ratio of expenses after expense reductions (%)	1.00	.99	.91	1.03	1.00*
Ratio of net investment income (loss) (%)	(.32)	(.26)	(.39)	(.65)[d]	(.78)*
Portfolio turnover rate (%)	95	82	64[f]	74	119
[a] For the period December 20, 2004 (commencement of operations of Institutional Class shares) to September 30, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.03% lower.
[e] The Fund realized a gain of $92,403 on the disposal of an investment not adhering to the Fund's investment restrictions. Excluding this gain, total return would have been 0.02% lower.
[f] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Small Cap Growth Fund (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market investments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At September 30, 2009, the Fund had a net tax basis capital loss carryforward of approximately $21,349,000 including $14,708,000 inherited from its merger with an affiliated fund in fiscal year 2004, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2010 ($6,479,000), September 30, 2011 ($6,479,000), September 30, 2012 ($1,750,000) and September 30, 2017 ($6,641,000), the respective expiration dates, whichever occurs first, and which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

During the year ended September 30, 2009, the Fund lost, through expiration, $6,535,000 of prior year capital loss carryforward.

In addition, from November 1, 2008 through September 30, 2009, the Fund incurred approximately $33,975,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2010.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2009, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Capital loss carryforwards	$ (21,349,000)
Net unrealized appreciation (depreciation) on investments	$ 13,794,373

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2009	2008
Distributions from long-term capital gains	$ 2,301,397	$ 5,193,094

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended September 30, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $67,740,840 and $81,806,983, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The management fee payable under the Investment Management Agreement is equal to an annual rate of 0.65% of the Fund's average daily net assets computed and accrued daily and payable monthly.

For the period from October 1, 2008 through January 31, 2010, the Advisor has contractually agreed to waive their fees or reimburse expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class of the Fund as follows:

Class A	1.25%
Class B	2.00%
Class C	2.00%
Class S	1.00%
Institutional Class	1.00%

Accordingly for the year ended September 30, 2009, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $15,701 and the amount charged aggregated $445,634, which was equivalent to an annualized effective rate of 0.63% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2009, the Administration Fee was $70,974, of which $6,502 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at September 30, 2009
Class A	$ 50,759	$ 50,759	$ —
Class B	7,845	7,845	—
Class C	14,753	14,753	—
Class S	157,045	126,071	11,912
Institutional Class	19,700	19,700	—
	$ 250,102	$ 219,128	$ 11,912

Distribution and Service Fees. Under the Fund's Class B and C 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2009
Class B	$ 8,702	$ 673
Class C	26,404	2,598
	$ 35,106	$ 3,271

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at September 30, 2009	Annual Effective Rate
Class A	$ 52,539	$ 14,659	$ 22,062.16%
Class B	2,791	94	640.23%
Class C	8,294	370	1,932.23%
	$ 63,624	$ 15,123	$ 24,634

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2009 aggregated $1,961.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2009, the CDSC for the Fund's Class B and C shares was $2,158 and $240, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $22,122, of which $10,669 was unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest cash balances that have not been invested in portfolio securities in affiliated funds managed by the Advisor. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust (the "QP Trust"). Effective October 2, 2009, the QP Trust merged into the Central Cash Management Fund. The Central Cash Management Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. Affiliated cash management vehicles do not pay the Advisor a management fee.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended September 30, 2009, the Fund's custodian fee was reduced by $238 and $3, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	796,243	$ 9,767,663	935,317	$ 20,655,449
Class B	14,726	166,497	14,125	294,170
Class C	95,783	1,106,133	57,442	1,196,558
Class S	435,316	5,371,857	842,566	19,356,927
Institutional Class	72,634	987,933	631,488	13,802,163
		$ 17,400,083		$ 55,305,267
Shares issued to shareholders in reinvestment of distributions
Class A	49,258	$ 543,812	26,838	$ 656,726
Class B	3,771	39,415	2,421	56,592
Class C	10,372	108,385	5,242	122,508
Class S	104,482	1,167,063	101,850	2,513,657
Institutional Class	10,095	112,765	60,219	1,487,993
		$ 1,971,440		$ 4,837,476
Shares redeemed
Class A	(1,032,490)	$ (12,583,468)	(1,111,372)	$ (24,022,441)
Class B	(65,349)	(764,798)	(73,378)	(1,537,332)
Class C	(104,073)	(1,204,478)	(136,206)	(2,805,242)
Class S	(1,314,148)	(15,887,048)	(4,939,817)	(105,491,234)
Institutional Class	(141,964)	(1,609,982)	(4,811,287)	(100,261,440)
		$ (32,049,774)		$ (234,117,689)
Redemption fees		$ 6,651		$ 18,600
Net increase (decrease)
Class A	(186,989)	$ (2,266,320)	(149,217)	$ (2,699,097)
Class B	(46,852)	(558,886)	(56,832)	(1,186,570)
Class C	2,082	10,040	(73,522)	(1,486,146)
Class S	(774,350)	(9,347,150)	(3,995,401)	(83,613,249)
Institutional Class	(59,235)	(509,284)	(4,119,580)	(84,971,284)
		$ (12,671,600)		$ (173,956,346)

G. Payments made by Affiliates

During the year ended September 30, 2009, the Advisor fully reimbursed the Fund $533 for losses incurred on trades executed incorrectly. The amount of these losses was less than $0.01 per share, thus having no impact on the Fund's total return.

H. Review for Subsequent Events

Management has reviewed the events and transactions from October 1, 2009 through November 20, 2009, the date the financial statements were available to be issued, for subsequent events, and has determined that there were no material events that would require disclosure in the Fund's financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Advisor Funds and Shareholders of DWS Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Small Cap Growth Fund (the "Fund") at September 30, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts November 20, 2009	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $0.385 per share from net long-term capital gains during its year ended September 30, 2009, of which 100% represents 15% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2009.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2009, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2008, the Fund's performance (Class A shares) was in the 4th quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2008. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2009. The Board recognized that DWS has made significant changes in the Fund's management structure, including the introduction of a new portfolio management team in January 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper expense universe. The Board concluded that the comparative Lipper operating expense data was of limited utility, as it likely significantly understated the current expense ratios of many peer funds due to the substantial declines in net assets as a result of market losses and net redemptions that many funds experienced between mid-September 2008 and March 2009 and that were not reflected in the data. The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of their review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds managed by the same portfolio management teams but offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of September 30, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	124
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	124
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	124
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		124
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	124
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	124
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	124
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	124
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[3] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)
		124
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	124
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	124
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	127
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Vice Chairman[5] of Deutsche Asset Management and Member of the Management Board of DWS Investments, responsible for Global Relationship Management; formerly: Head of Deutsche Asset Management Americas (2005-2009); CEO of DWS Investments (2005-2009); board member of DWS Investments, Germany (1999-2005); Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)
124
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General Counsel, UBS Global Asset Management (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management
J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is DWS Investment GmbH, Mainzer Landstr. 178-190, Floor 5C, 60327 Frankfurt am Main, Germany. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SSDAX	SSDBX	SSDCX	SSDSX	SSDIX
CUSIP Number	23336Y 847	23336Y 839	23336Y 821	23336Y 771	23336Y 763
Fund Number	471	671	771	2314	1471

Notes

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, September 30, 2009, DWS Small Cap Growth Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS SMALL CAP GROWTH FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$50,156	$0	$0	$0
2008	$56,204	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$2,000	$0	$0
2008	$0	$19,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures and the above “Tax Fees” were billed in connection with tax compliance and tax planning.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$0	$0	$0	$0
2008	$0	$19,000	$600,000	$619,000

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Small Cap Growth Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	November 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Small Cap Growth Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	November 30, 2009

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 30, 2009